Exhibit 99.2

F.N.B. Corporation Announces Agreement to Acquire BCSB Bancorp, Inc. June 14, 2013

Cautionary Statement Regarding Forward-Looking Information and Non-GAAP Financial Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B. Corporation’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by BCSB Bancorp, Inc. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the FNB and BCSB Bancorp, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation. ADDITIONAL INFORMATION ABOUT THE MERGER F.N.B. Corporation and BCSB Bancorp, Inc. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger. SHAREHOLDERS OF BCSB BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and BCSB Bancorp, Inc. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents BCSB Bancorp, Inc. has filed with the SEC by contacting Joseph J. Bouffard, President and Chief Executive Officer, BCSB Bancorp, Inc., 4111 East Joppa Road, Baltimore, MD 21236, telephone: (410) 256-5000. F.N.B. Corporation and BCSB Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of BCSB Bancorp, Inc. in connection with the proposed merger. Information concerning such participants' ownership of BCSB Bancorp, Inc. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale. 2

Builds density in the attractive Baltimore MSA Achieves market leadership position within 12 months of market entry #10 pro forma deposit rank 24 banking locations Significantly enhances distribution and scale Provides access to attractive Baltimore suburbs Significant market opportunity Strong momentum in the market from Annapolis Bancorp acquisition Leverages banking team recently established in the market Significant commercial banking, retail and wealth management opportunities Low execution risk In-market transaction Experienced regional leadership in place Experienced acquiror and integrator Opportunity Overview 3 Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2012. (1) Pro forma for Annapolis Bancorp and PVF Capital acquisitions. (2) Includes deposits from 4228 Harford Road branch which was closed in October 2012. (3) Weighted average by county. Pro forma for PVF Capital acquisition. County Branches Deposits in Market ($000) HH Income ($ - 2011) Baltimore 11 448,886 60,846 Harford 4 93,111 75,605 Howard 1 27,972 103,623 FNB Franchise (3) 44,157 Strategic Step in Maryland (2) BCSB Bancorp (16 branches, $642 mm assets) F.N.B. (270 branches (1), $13 bn assets (1))

4 Building Meaningful Presence in High Growth Top MSA Source: SNL Financial. Baltimore MSA deposit market share as of June 30, 2012. Data as of June 30, 2012. Weighted average by county. Pro Forma for PVF Capital acquisition. #10 Pro Forma Ranking in Baltimore MSA Built market leadership position within 12 months of market entry Favorable competitive dynamics for a middle market focused player Baltimore MSA is the 20th Largest MSA in the U.S. One of the highest growth markets in the Northeast and Mid-Atlantic Enhances FNB’s demographic and growth profile

5 Building Growth Engines in Major MSAs FNB Regions Maryland Region Northwest Region Pittsburgh Region Capital Region Central Region Commercial Lending Opportunities Source: SNL Financial. (1) Ranked by population. (2) Data per Hoover’s as of February 2, 2013. (3) Data per U.S. Census Bureau. #28 MSA (1) #22 MSA (1) #20 MSA (1) Cleveland Region

6 Following an Established Model Create Shareholder Value Pittsburgh MSA Baltimore MSA Cleveland MSA Build / acquire distribution platform In Progress (1) Attract proven market leadership Deploy product set and sales system Instill sales culture and build team Achieve market leadership position In Progress PVF Capital acquisition is pending closing.

Based on FNB closing stock price as of Thursday, June 13, 2013 of $11.43. Excluding one-time costs. Transaction Overview 7 Consideration $23.77 (1) per BCSB Bancorp share Fixed 2.08x exchange ratio 100% stock Gross Credit Mark 6% of loans (covered 80% of commercial portfolio) Detailed Due Diligence Completed Required Approvals Customary regulatory and BCSB Bancorp shareholders Expected Closing Q1 2014 Key Assumptions Cost savings estimated at 25% of BCSB’s expense base One-time transaction expenses of approximately $16.4 million, pre-tax Financial Impact Neutral to tangible book value per share Highly accretive on a marginal basis to earnings per share Slightly accretive to total FNB earnings per share in the first full year(2) Strong internal rate of return

Transaction Pricing Source: SNL Financial. Metrics based on FNB closing stock price of $11.43 on 6/13/13 multiplied by the fixed exchange ratio. Based on BCSB’s tangible book value per share of $17.46 as of 3/31/13. Based on BCSB’s closing price of $16.97 on 6/13/13. Equal to deal value to common shareholders minus BCSB’s tangible common equity as a percentage of core deposits; Core deposits defined as total deposits less jumbo time deposits (greater than $100,000). Median of deals since 2010 with announced deal values between $25 - $100 million, where the target was in a top 50 MSA by population and had NPAs/ Assets < 3.5%. Excludes West Coast deals. 8 Transaction Multiples FNB / BCSB Transaction Recent Top 50 MSA Transactions (4) Price / Tangible Book Value (1) (x) 1.36x 1.48x Market Premium (2) (%) 40% 52% Core Deposit Premium (3) (%) 4.9% 6.0%